                                                                    Exhibit 99.2

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

      The following unaudited pro forma combined financial statements ("financial statements") give effect to the completed acquisition of all outstanding common shares of MTE Corporation ("MTE"), by SL Industries, Inc. (the "Company"). On October 31, 2006, the Company completed the acquisition of MTE. The total purchase price for common stock of MTE was $15,503,000.

      The unaudited pro forma balance sheet gives effect to the acquisition as if it had occurred on September 30, 2006. The unaudited pro forma combined balance sheet combines the Company's September 30, 2006 balance sheet with that of MTE's for the same period ending and reflects the purchase price of $15,503,000 for common stock and an estimated $321,000 in transaction related costs and certain pre-acquisition contingencies.

      The acquisition was funded by bank borrowings from the Company's Revolving Credit Facility. The unaudited pro forma combined statements of operations for the year ended December 31, 2005 combines the historical results of the Company for the year ended December 31, 2005 and the historical results of MTE for the twelve months ended October 31, 2005, as if the acquisitions had occurred on January 1, 2005. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2006 combines the historical results of the Company with that of MTE, as if the acquisition had occurred on January 1, 2006.

      The unaudited pro forma combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma combined statements of operations are presented for illustrative purposes and do not purport to represent what the Company's results of operations or financial position actually would have been if the events described above had occurred as of the dates indicated or what such results would be for any future periods. The unaudited pro forma combined financial statements, and the accompanying notes, should be read in conjunction with the historical financial statements and related notes in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q and with MTE's historical financial statements and related notes included in this Form 8-K/A.

                               SL Industries, Inc.
                        Pro Forma Combined Balance Sheet
                               September 30, 2006
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                  SL Industries      MTE      Adjustments            Pro Forma
                                                                  -------------   --------   --------------        -------------
ASSETS
Current assets:
Cash and equivalents                                                $       -     $    737   $            0        $         737
Receivables, net                                                       27,715        2,780                0               30,495
Note receivable                                                         1,125            0                0                1,125
Inventories, net                                                       22,238        2,462                0               24,700
Other current assets                                                    6,100          853                0                6,953
                                                                    ---------     --------   --------------        -------------
    Total current assets                                               57,178        6,832                0               64,010
                                                                    ---------     --------   --------------        -------------

Property, plant & equipment, net                                       12,572          303                0               12,875
Goodwill, net                                                          13,759            0           10,297 (A)           24,056
Other intangible assets, net                                            3,401           17              (17)(D)            3,401
Other assets and deferred charges                                       7,726            0                0  -             7,726
                                                                    ---------     --------   --------------        -------------
     Total assets                                                   $  94,636     $  7,152   $       10,280        $     112,068
                                                                    ---------     --------   --------------        -------------

LIABILITIES
Current liabilities:
Accounts payable                                                       14,876          402                0               15,278
Accrued taxes                                                           1,445          898                0  -             2,343
Accrued payroll and related costs                                       6,743          167               75 (E)            6,985
Other accrued liabilities                                               5,917           66                0  -             5,983
                                                                    ---------     --------   --------------        -------------
   Total current liabilities                                           28,981        1,533               75               30,589
                                                                    ---------     --------   --------------        -------------

Debt, less current portion                                              9,453                        15,824 (C)           25,277
Deferred compensation and supplemental retirement benefits              2,961            0                0                2,961
Other liabilities                                                       1,361            0                0                1,361
                                                                    ---------     --------   --------------        -------------
    Total liabilities                                               $  42,756     $  1,533   $       15,899        $      60,188
                                                                    ---------     --------   --------------        -------------

SHAREHOLDERS' EQUITY

Common stock                                                        $  42,407      $    13   $          (13) -     $      42,407
Accumulated other comprehensive income                                    (39)           0                0  -               (39)
Retained earnings (Accumulated deficit)                                29,537        7,606           (7,606) -            29,537
Treasury stock at cost, 2,359,000                                     (20,025)      (2,000)           2,000  -           (20,025)
                                                                    ---------     --------   --------------        -------------
     Total shareholders' equity                                     $  51,880     $  5,619   $       (5,619)(B)    $      51,880
                                                                    ---------     --------   --------------        -------------
     Total liabilities and shareholders' equity                     $  94,636     $  7,152   $       10,280        $     112,068
                                                                    =========     ========   ==============        =============

The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                               SL Industries, Inc.
                   Pro Forma Combined Statement Of Operations
                  For The Nine Months Ended September 30, 2006
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         SL
                                                                     Industries     MTE      Adjustments    Pro Forma
                                                                     ----------   --------   -----------    ---------
Net sales                                                            $  127,564   $ 12,536     $     -      $ 140,100
                                                                     ----------   --------     -------      ---------

Cost of sales                                                            85,946      7,638           0         93,584
Engineering & product development                                         9,147        422           0          9,569
Selling, general and administrative                                      22,852      2,483           0         25,335
Depreciation and amortization                                             1,803         62           0          1,865
                                                                     ----------   --------     -------      ---------
Total cost and expenses                                                 119,748     10,605           0        130,353
Income (loss) from operations
                                                                          7,816      1,931           -          9,747
Other income (expense):
   Interest expense                                                        (452)         0        (858) (F)    (1,310)
   Other, net                                                               (36)        18           0            (18)
                                                                     ----------   --------     -------      ---------

Income (loss) from continuing operations before income taxes              7,328      1,949        (858)         8,419

Income tax provision (benefit)                                            2,182        741        (292) (H)     2,631
                                                                     ----------   --------     -------      ---------

Income (loss) from continuing operations                             $    5,146   $  1,208     $  (567)     $   5,788

Basic net income (loss) per common share                             $     0.91                             $    1.03
Diluted net income (loss) per common share                           $     0.88                             $    0.99

Weighted shares outstanding - basic                                       5,628                                 5,628
Weighted shares outstanding - diluted                                     5,819                                 5,819

The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                               SL Industries, Inc.
                   Pro Forma Combined Statement Of Operations
                      For The Year Ended December 31, 2005
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                         SL
                                                                     Industries     MTE      Adjustments    Pro Forma
                                                                     ----------   --------   -----------    ---------
Net sales                                                            $  126,873   $ 13,675   $         -     $140,548
                                                                     ----------   --------   -----------    ---------

Cost of sales                                                            81,776      8,263             0       90,039
Engineering & product development                                         9,367        558             0        9,925
Selling, general and administrative                                      23,546      2,975             0       26,521
Depreciation and amortization                                             1,986        107             0        2,093
                                                                     ----------   --------   -----------    ---------
Total cost and expenses                                                 116,675     11,903             0      128,578
Income (loss) from operations                                            10,198      1,772             -       11,970
Other income (expense):
   Interest expense                                                        (522)        (1)         (334)(F)     (857)
   Other, net                                                              (269)        37          (424)(G)     (656)
                                                                     ----------   --------   -----------    ---------

Income (loss) from continuing operations before income taxes              9,407      1,808          (758)      10,457

Income tax provision (benefit)                                            1,787        695          (258)(H)    2,224
                                                                     ----------   --------   -----------    ---------

Income (loss) from continuing operations                             $    7,620   $  1,113   $      (500)    $  8,233

Basic net income (loss) per common share                             $     1.37                              $   1.48
Diluted net income (loss) per common share                           $     1.33                              $   1.43

Weighted shares outstanding - basic                                       5,544                                 5,544
Weighted shares outstanding - diluted                                     5,738                                 5,738

The accompanying notes are an integral part of the Pro Forma Financial
Statements.

(1)   BASIS OF PRO FORMA PRESENTATION

      The unaudited pro forma combined balance sheet is based on historical balance sheets of the Company and MTE and has been prepared to reflect the acquisition as if it had been consummated on September 30, 2006.

      The unaudited pro forma combined statement of operations combines the results of operations of the Company for the nine months ended September 30, 2006 and for the year ended December 31, 2005 and the historical results of MTE for the nine months ended September 30, 2006 and for the twelve months ended October 31, 2005. The unaudited pro forma combined statement of operations has been prepared to reflect the acquisition as if it had occurred at the beginning of the fiscal years presented.

      You should not rely on the unaudited pro forma combined financial information as being indicative of the historical results that would have occurred had the Company and MTE been combined during this time period or the future results that may be achieved after the acquisition. Additionally, the allocation of the purchase price indicated herein is preliminary and subject to change.

      MTE was a privately held company which designs and manufactures power quality electromagnetic products used to protect equipment from power surges, bring harmonics into compliance and improve the efficiency of variable speed motor drives.

      There were no transactions between the Company and MTE during the periods presented.

(2)   ACQUISITION OF MTE

      The unaudited pro forma combined financial statements reflect an estimated purchase price of approximately $15,824 for MTE, including acquisition related costs and pre-acquisition contingencies.

      The estimated acquisition related costs consist primarily of investment banking, legal and accounting fees and other external costs. The estimated total purchase price of MTE is as follows:

Common stock                                              $15,503
Acquisition related cost / pre-acquisition contingencies      321
                                                          -------
                                                          $15,824
                                                          =======

      The Company used cash resulting from borrowings under a revolving credit facility for its acquisition of MTE of approximately $15,503. The remaining costs are being paid with available cash and additional borrowing.

(3)   PURCHASE PRICE

      Under the purchase method of accounting, the total estimated purchase price, including the estimated fair value of obligations assumed, is allocated to MTE's net tangible and identifiable intangible assets based on their estimated fair values as of the acquisition date. The excess of the purchase price over the net tangible and identifiable intangible assets is recorded as goodwill. Based upon the estimated purchase price, the following represents the preliminary allocation of the aggregate purchase price to the acquired net assets of MTE.

Net tangible assets acquired            $ 5,527
Goodwill                                 10,297
                                        -------
Aggregate preliminary purchase price    $15,824
                                        =======

      The allocation of assets is a preliminary estimate. A valuation of assets is currently in process and being conducted by an independent third party appraiser. Also the purchase price is subject to certain working capital adjustments, which will not be finalized until January 2007.

      Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets acquired. The unaudited pro forma combined statements of operations do not reflect any amortization of goodwill acquired in the acquisition consistent with the guidance in Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets." Also there is no amortization of intangibles in the unaudited pro forma combined statements of operations since the valuation process is in preliminary stages.

(4)   PRO FORMA NET INCOME PER SHARE

      The pro forma basic and diluted net income per share is based on the weighted average number of shares of the Company's common stock outstanding during the period.

(5)   PRO FORMA ADJUSTMENTS

      The following is a description of the pro forma adjustments to the unaudited pro forma combined balance sheets and statements of operations. These adjustments are based on preliminary estimates, which are subject to change as management finalizes its valuations and resulting purchase price allocations.

      (A) To record goodwill at acquisition based on the aggregate preliminary purchase price.

      (B)   Eliminate MTE's shareholders' equity accounts.

      (C) To record the purchase of MTE with borrowings from the Company's revolving credit facility.

      (D)   Remove intangible assets recorded on MTE's closing balance sheet.

      (E)   Record pre-acquisition contingency related to the acquisition.

      (F)   Account for interest expense on the debt to acquire MTE.

      (G)   Account for interest foregone on cash used to acquire MTE.

      (H) To account for the tax effects of the pro forma adjustments at the statutory rate.